Exhibit 10.113

EXECUTION COPY

CHL GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee

and

CALIBER HOME LOANS, INC.,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

AMENDMENT NO. 3

Dated as of July 13, 2020

to the

Base Indenture

Dated as of April 2, 2018

This Amendment No. 3 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of July 13, 2020, by and among CHL GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), CALIBER HOME LOANS, INC. (“Caliber”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as administrative agent (the “Administrative Agent”), and is acknowledged and agreed to by PENTALPHA SURVEILLANCE LLC, as credit manager (the “Credit Manager”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as noteholder (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, Caliber, as settlor and as administrator, and Wilmington Savings Fund Society, FSB, as owner trustee (“WSFS”), are parties to that certain Amended and Restated Trust Agreement, dated as of April 2, 2018 (the “Trust Agreement”);

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and the Credit Manager are parties to that certain Base Indenture, dated as of April 2, 2018 (as amended by Amendment No. 1, dated as of May 7, 2018 and Amendment No. 2, dated as of November 21, 2019, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”), and as supplemented by the Series 2018-VF1 Indenture Supplement, dated as of April 2, 2018, (as amended by Amendment No. 1 thereto, dated as of January 9, 2019, Amendment No. 2, dated as of October 22, 2019, and Amendment No. 3, dated November 21, 2019, and as the same may be further amended, restated, supplemented or otherwise modified from time to time) by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2018-VF1 Indenture Supplement”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(b) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer, and the Administrative Agent may amend the Existing Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Existing Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;

WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer shall deliver (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to a proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.    Amendment to the Existing Base Indenture. The Existing Base Indenture is hereby amended by deleting the definition of “DQP Delinquency Ratio” from Section 1.1 thereof in its entirety and replacing it with the following:

DQP Delinquency Ratio: As of the last day of any calendar month, the ratio equal to (x) the aggregate amount of delinquent principal and interest payments (with delinquency being determined in accordance with the provisions of the Ginnie Mae Contract), divided by (y) the aggregate monthly Fixed Installment Control for all Mortgage Pools due to the Servicer.

SECTION 2.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon:

(a)    the execution and delivery of this Amendment by all parties hereto;

(b)    the delivery of an Issuer Tax Opinion;

(c)    the delivery of an Authorization Opinion;

(d)    the Administrative Agent shall have provided its prior written consent to this Amendment;

(e)    the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that (A) all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with, and (B) the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future; and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(f)    the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.

SECTION 3.    No Default; Representations and Warranties. Caliber and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 4.    Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 5.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 6.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8.    Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile, .pdf format, or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National

Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 9.    Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by WSFS, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CHL GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Shaheen Mohajer
Name:	Shaheen Mohajer
Title:	Vice President

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 3 to Base Indenture]

CALIBER HOME LOANS, INC., as Administrator and Servicer

By:	/s/ William Dellal
Name:	William Dellal
Title:	President

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 3 to Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 3 to Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Jennifer McCourt
Name:	Jennifer McCourt
Title:	Senior Trust Officer

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 3 to Base Indenture]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 100% Noteholder of the Series 2018-VF1 Note and Series 2018-ADV1 Note

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 3 to Base Indenture]

ACKNOWLEDGED AND AGREED TO BY:

PENTALPHA SURVEILLANCE LLC, as Credit Manager

By:	/s/ James Callahan
Name:
Title:

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 3 to Base Indenture]